UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 22, 2014, we issued a press release announcing results for our fiscal quarter ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the earnings call presentation materials is attached hereto as Exhibit 99.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Sonic’s Annual Meeting of Stockholders held on April 16, 2014, the following actions took place:

Mr. O. Bruton Smith, Mr. B. Scott Smith, Mr. David Bruton Smith, Mr. William I. Belk, Mr. William R. Brooks, Mr. Bernard C. Byrd, Jr., Mr. Victor H. Doolan, Mr. Robert Heller and Mr. Robert L. Rewey were reelected as directors by Sonic’s stockholders.

	Votes For	Votes Withheld	Broker Non-Votes	Votes Abstained
Election of O. Bruton Smith	149,252,066	1,166,158	8,573,832	—
Election of B. Scott Smith	148,555,799	1,862,425	8,573,832	—
Election of David Bruton Smith	148,637,389	1,780,835	8,573,832	—
Election of William I. Belk	137,947,564	12,470,660	8,573,832	—
Election of William R. Brooks	148,777,480	1,640,744	8,573,832	—
Election of Bernard C. Byrd, Jr.	144,441,737	5,976,487	8,573,832
Election of Victor H. Doolan	137,950,323	12,467,901	8,573,832	—
Election of Robert Heller	137,852,657	12,565,567	8,573,852	—
Election of Robert L. Rewey	145,892,907	4,525,317	8,573,852	—

Sonic’s stockholders approved, on a non-binding advisory basis, Sonic’s executive compensation as disclosed in its proxy statement for the Annual Meeting.

	Votes For	Votes Against	Broker Non-Votes	Votes Abstained
Approval, on a non-binding advisory basis, of Sonic’s executive compensation as disclosed in its proxy statement for the Annual Meeting	144,155,559	6,177,765	8,573,932	84,900

Sonic’s stockholders approved the Sonic Automotive, Inc. Incentive Compensation Plan as disclosed in its proxy statement for the Annual Meeting.

	Votes For	Votes Against	Broker Non-Votes	Votes Abstained
Approval of the Sonic Automotive, Inc. Incentive Compensation Plan	149,352,744	1,058,152	8,573,932	7,328

Sonic’s stockholders ratified of the appointment of Ernst & Young LLP as Sonic’s independent accountants for the fiscal year ending December 31, 2014.

	Votes For	Votes Against	Broker Non-Votes	Votes Abstained
Ratification of appointment of Ernst & Young LLP as the independent public accounting firm	158,965,433	23,220	0	3,503

Item 7.01	Regulation FD Disclosure.

On April 22, 2014, we issued a press release announcing the approval of a quarterly cash dividend. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Sonic Automotive, Inc. dated April 22, 2014

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc. dated April 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ HEATH R. BYRD
Heath R. Byrd
Executive Vice President and Chief Financial Officer

Dated: April 22, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Sonic Automotive, Inc. dated April 22, 2014

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc. dated April 22, 2014